SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 29, 2000
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                            Hydron Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

         New York                      0-6333                   13-1574215
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(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               file number)         Identification number)

                1001 Yamato Road, Suite 403, Boca Raton, FL 33431
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code 561-994-6191
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant

         On June 29, 2000, the Board of Directors of Hydron Technologies, Inc. (the "Company") engaged the firm of Daszkal Bolton Manela Devlin & Co. (Daszkal) as independent auditors to audit the Company's financial statements for the twelve months ended December 31, 1999. The Company has not retained Daszkal during any of the Company's two most recent fiscal years to consult on the application of accounting principles to a specified transaction, either completed or proposed, or on the type of audit opinion that might be rendered on the Company's financial statements and did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Moreover, the Company has not consulted Daszkal regarding any matter that was the subject of a disagreement as defined in paragraph (a)(l)(iv) of Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended, or a reportable event as defined in paragraph (a)(l)(v) of Regulation S-K.

         The Company requested Daszkal to review the disclosure contained in this Report and provided it with the opportunity to furnish the Company with a letter addressed to the Securities Commission containing any new information, clarification of the Company's expression of its views or the respects in which it did not agree with the statements made by the Company in this Report, which would be attached as an exhibit to this Report. Daszkal stated that it agreed with the statements and had nothing new to add.

         On April 19, 2000, the previous auditors, The DeCarlo Group (DeCarlo), and the Board of Directors of the Company agreed to the termination of DeCarlo's audit engagement as reported in the Company's Form 8-K, dated May 31, 2000. DeCarlo did not render a report on the Company's financial statements during the term of its engagement. During the period preceding cessation of services, there were no disagreements between the Company and DeCarlo on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures of the type described in paragraph (a) (l) (iv) of Item 304 of Regulation S-K promulgated under the Securities Exchange Act

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of 1934, as amended. Moreover, no reportable events have occurred of the type described in paragraphs (a) (l) (iv) or (b) of Item 304 of Regulation S-K.

         DeCarlo has provided the Company with a copy of a letter it filed with the Securities and Exchange Commission stating that it agrees with the Company's statement in the above paragraph. A copy of this letter is filed as Exhibit 18.1 to this Form 8-K.

Item 7. Financial Statements and Exhibits

         c)       Exhibits

                  Exhibit       Description of Exhibit

                    16          Letter from The DeCarlo Group dated June 6, 2000

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Hydron Technologies, Inc.

                                       By: /S/ RICHARD BANAKUS
                                          -----------------------------------
                                           Richard Banakus, Interim President

DATED:   July 12, 2000

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                                 EXHIBIT INDEX

EXHIBIT        DESCRIPTION
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  16           Letter from The DeCarlo Group dated June 6, 2000